Exhibit 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Xynergy Corporation (the Company) on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Raquel Zepeda, Chief Executive Officer, Chairman and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

The report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: February 23, 2005                   By: /s/ Edward Rose
                                              ---------------------------------
                                             Chief Financial Officer, Secretary
                                             and Director